Exhibit 10.1
FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”), dated as of March 19, 2025, is by and among SSE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association, as the administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement dated as of August 2, 2019 (as amended by that certain First Amendment to Credit Agreement dated as of May 4, 2020, that certain Second Amendment to Credit Agreement dated as of March 1, 2021 that certain Third Amendment to the Credit Agreement dated as of March 5, 2021 and that certain Fourth Amendment to the Credit Agreement dated as of June 29, 2023 and as further amended, extended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby);

WHEREAS, the Credit Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein;

WHEREAS, (i) during the period from March 31, 2022 to the date hereof (the “Applicable Period”) Borrower submitted Officer Compliance Certificates pursuant to Section 7.2(a) of the Credit Agreement with a calculation of Consolidated Senior Secured Net Lease Adjusted Leverage Ratio but not a calculation of Consolidated Total Net Lease Adjusted Leverage Ratio for each applicable fiscal period; (ii) the payments made by the Borrower of certain interest amounts, Commitment Fees and Letter of Credit fees were calculated based on an incorrect Applicable Margin based on the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio instead of the Consolidated Total Net Lease Adjusted Leverage Ratio, resulting in certain payments being less than those that would have been due pursuant to the Credit Agreement (the “Payment Deficiency”); and (iii) such Officer Compliance Certificates did not comply with Section 7.2(a) of the Credit Agreement;

WHEREAS, the Lenders have agreed to waive (i) any Default or Event of Default that may have arisen under the Credit Agreement as a result of the circumstances described in the foregoing paragraph during the Applicable Period or (ii) from the Borrower making any representation or warranty that no Default or Event of Default had occurred and was continuing at a time that such Defaults or Events of Default had occurred and were continuing (clauses (i) and (ii) collectively, the “Specified Defaults”) subject to the terms and conditions set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
WAIVER AND AMENDMENTS TO CREDIT AGREEMENT

1.1    Waiver. Subject to the occurrence of the Fifth Amendment Effective Date, the Administrative Agent and the Lenders hereby waive the Specified Defaults and agree that the Borrower shall not be required to pay, and hereby waive any right to demand payment of, any additional interest, Commitment Fees and Letter of Credit fees that would have accrued or been payable had the Applicable Margin been calculated based on the Consolidated Total Net Lease Adjusted Leverage Ratio during the Applicable Period.

1.2    Amendments. Subject to the occurrence of the Fifth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)    The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended as follows: (a) in the table set forth in the definition of “Applicable Margin”, replacing the text “Consolidated Total Net Lease Adjusted Leverage Ratio” in the heading thereof with the text “Consolidated Senior Secured Net Lease Adjusted Leverage Ratio”; and (b) in the remainder of the definition, replacing the text “Consolidated Total Net Lease Adjusted Leverage Ratio” with the text “Consolidated Senior Secured Net Lease Adjusted Leverage Ratio”.

(b)     Section 7.2(a) of the Credit Agreement is hereby amended by adding directly after the text “and a reasonably detailed calculation of the Consolidated Total Net Lease Adjusted Leverage Ratio” the text “and the Consolidated Senior Secured Net Lease Adjusted Leverage Ratio as of the last day of the applicable Fiscal Quarter”.

ARTICLE II
CONDITIONS

2.1    Closing Conditions. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the “Fifth Amendment Effective Date”):

(a)    Execution of Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the other Credit Parties, the Administrative Agent and the Lenders.

(b)    Costs and Expenses. The Borrower shall have paid or made arrangements to pay contemporaneously with closing any and all reasonable, documented out-of-pocket costs incurred by Administrative Agent (including the fees, charges and disbursements of Mayer Brown LLP as legal counsel to the Administrative Agent) and all other amounts required to be paid to the Administrative Agent pursuant to Section 11.3(a) of the Credit Agreement in connection with this Amendment to the extent invoiced prior to the date hereof.

ARTICLE III
REAFFIRMATION OF LIENS

3.1    Reaffirmation of Liens. Each of the Credit Parties hereby acknowledges and reaffirms the execution and delivery of the Collateral Agreement and acknowledges, reaffirms and agrees that the Collateral Agreement and the granting of the security interest in the Collateral, and all filings and recordings in connection therewith, in favor of the Administrative Agent shall continue in full force and effect in favor of the Administrative Agent for the benefit of the Secured Parties, and secure any and all existing and future Secured Obligations.

ARTICLE IV
MISCELLANEOUS

4.1    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    Such Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended hereby.

(b)    This Amendment has been duly executed and delivered on behalf of each of the Credit Parties. This Amendment constitutes a legal, valid and binding obligation of each of the Credit Parties, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)    No consent or authorization of, filing with, notice to or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery or performance of this Amendment by the Credit Parties (other than those which have been obtained) or with the validity or enforceability of this Amendment against the Credit Parties.

(d)    The representations and warranties made by the Credit Parties in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the date hereof as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects as of such earlier date).

(e)    After giving effect to this Amendment, no Default or Event of Default shall exist and be continuing on the date hereof.

(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral purported to be covered thereby, in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)    The Obligations of the Credit Parties are not reduced or modified by this Amendment (except as expressly set forth herein) and, as of the date hereof, are not subject to any offsets, defenses or counterclaims.

4.3    Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Credit Documents.

4.4    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

4.5    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.6    Expenses. Pursuant to and subject to Section 11.3(a) of the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4.7    Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterparty hereof.

4.8    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

4.10    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Section 11.5 and Section 11.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
BORROWER:                    SSE HOLDINGS, LLC,
                        a Delaware limited liability company
By: /s/ Ronald Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

GUARANTORS:                CUSTARD’S FIRST STAND, LLC,
                        a New York limited liability company
SHAKE SHACK 366 COLUMBUS LLC,
a New York limited liability company
SHAKE SHACK 1111 LINCOLN ROAD LLC,
a New York limited liability company
SHAKE SHACK 300 WEST 44TH STREET LLC,
a New York limited liability company
SHAKE SHACK 152 E 86 LLC,
a New York limited liability company
SHAKE SHACK 18TH STREET NW WASHINGTON D.C. LLC, a Delaware limited liability company
SHAKE SHACK 102 NORTH END AVE LLC,
a New York limited liability company
SHAKE SHACK WESTPORT LLC,
a Delaware limited liability company
SHAKE SHACK FULTON STREET BROOKLYN LLC, a Delaware limited liability company
SHAKE SHACK SANSOM STREET PHILADELPHIA LLC, a Delaware limited liability company
SHAKE SHACK CORAL GABLES, LLC,
a Delaware limited liability company
SHAKE SHACK WESTBURY LLC,
a Delaware limited liability company
SHAKE SHACK NEW HAVEN LLC,
a Delaware limited liability company
SHAKE SHACK BOSTON CHESTNUT HILL LLC,
a Delaware limited liability company
SHAKE SHACK BOCA RATON LLC,
a Delaware limited liability company
SHAKE SHACK 800 F STREET LLC,
a Delaware limited liability company
SHAKE SHACK GRAND CENTRAL LLC,
a Delaware limited liability company

By: /s/ Ronald Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

SHAKE SHACK UNIVERSITY CITY PHILADELPHIA LLC,
a Delaware limited liability company
SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK PARAMUS LLC,
a Delaware limited liability company
SHAKE SHACK HARVARD SQUARE BOSTON LLC, a Delaware limited liability company
SHAKE SHACK FLATBUSH BROOKLYN LLC,
a Delaware limited liability company
SHAKE SHACK UNION STATION WASHINGTON D.C. LLC, a Delaware limited liability company
SHAKE SHACK DUMBO BROOKLYN LLC,
a Delaware limited liability company
SHAKE SHACK BUCKHEAD ATLANTA LLC,
a Delaware limited liability company
SHAKE SHACK TYSONS CORNER FAIRFAX COUNTY LLC, a Delaware limited liability company
SHAKE SHACK WINTER PARK ORLANDO LLC,
a Delaware limited liability company
SHAKE SHACK CHICAGO OHIO STREET LLC,
a Delaware limited liability company
SHAKE SHACK SOUTH LAMAR AUSTIN LLC,
a Delaware limited liability company
SHAKE SHACK LAS VEGAS PARK LLC,
a Delaware limited liability company
SHAKE SHACK GARDEN STATE PLAZA WESTFIELD LLC,
a Delaware limited liability company
SHAKE SHACK NEWBURY STREET BOSTON LLC,
a Delaware limited liability company
SHAKE SHACK THE DOMAIN AUSTIN LLC,
a Delaware limited liability company
SHAKE SHACK 600 THIRD AVE NEW YORK CITY LLC, a Delaware limited liability company
SHAKE SHACK CAA CHICAGO LLC,
a Delaware limited liability company
SHAKE SHACK PRATT STREET BALTIMORE LLC,
a Delaware limited liability company
SHAKE SHACK INTERNATIONAL DRIVE ORLANDO LLC, a Delaware limited liability company
SHAKE SHACK LAKE SUCCESS LONG ISLAND LLC, a Delaware limited liability company
SHAKE SHACK LEGACY PLACE DEDHAM LLC,
a Delaware limited liability company
By: /s/ Ronald Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

SHAKE SHACK 1333 BROADWAY NYC LLC,
a Delaware limited liability company
SHAKE SHACK SEAPORT BOSTON LLC,
a Delaware limited liability company
SHAKE SHACK ROUTE 110 MELVILLE LLC,
a Delaware limited liability company
SHAKE SHACK OLD ORCHARD SKOKIE LLC,
a Delaware limited liability company
SHAKE SHACK BRIDGEWATER COMMONS LLC,
a Delaware limited liability company
SHAKE SHACK WOODBURY COMMONS LLC,
a Delaware limited liability company
SHAKE SHACK PENTAGON CENTER ARLINGTON LLC, a Delaware limited liability company
SHAKE SHACK FASHION SQUARE SCOTTSDALE LLC, a Delaware limited liability company
SHAKE SHACK FULTON CENTER NYC LLC,
a Delaware limited liability company
SHAKE SHACK DOWNTOWN SUMMERLIN LLC,
a Delaware limited liability company
SHAKE SHACK QUEENS CENTER MALL LLC,
a Delaware limited liability company
SHAKE SHACK WEST HOLLYWOOD LA LLC,
a Delaware limited liability company
SHAKE SHACK THE GALLERIA HOUSTON LLC,
a Delaware limited liability company
SHAKE SHACK WOODFIELD MALL SCHAUMBURG LLC,
a Delaware limited liability company
SHAKE SHACK LEGACY WEST PLANO LLC,
a Delaware limited liability company
SHAKE SHACK DELAWARE LLC,
a Delaware limited liability company
SHAKE SHACK ASTOR PLACE LLC,
a Delaware limited liability company
SHAKE SHACK ARIZONA LLC,
a Delaware limited liability company
SHAKE SHACK GEORGIA LLC,
a Delaware limited liability company
SHAKE SHACK NEW YORK LLC,
a Delaware limited liability company
SHAKE SHACK NEW JERSEY LLC,
a Delaware limited liability company
SHAKE SHACK NORTH CAROLINA LLC,
a Delaware limited liability company
By: /s/ Ronald Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

SHAKE SHACK TEXAS LLC,
a Delaware limited liability company
SHAKE SHACK KENTUCKY LLC,
a Delaware limited liability company
SHAKE SHACK CALIFORNIA LLC,
a Delaware limited liability company
SHAKE SHACK FLORIDA LLC,
a Delaware limited liability company
SHAKE SHACK CONNECTICUT LLC,
a Delaware limited liability company
SHAKE SHACK MINNESOTA LLC,
a Delaware limited liability company
SHAKE SHACK MISSOURI LLC,
a Delaware limited liability company
SHAKE SHACK MARYLAND LLC,
a Delaware limited liability company
SHAKE SHACK MARYLAND MANAGEMENT COMPANY LLC, a Delaware limited liability company
SHAKE SHACK POTOMAC MARYLAND MANAGEMENT COMPANY LLC,
a Delaware limited liability company
SHAKE SHACK MICHIGAN LLC,
a Delaware limited liability company
SHAKE SHACK ALABAMA LLC,
a Delaware limited liability company
SHAKE SHACK TENNESSEE LLC,
a Delaware limited liability company
SHAKE SHACK ILLINOIS LLC,
a Delaware limited liability company
SHAKE SHACK WASHINGTON D.C. LLC,
a Delaware limited liability company
SHAKE SHACK NEVADA LLC,
a Delaware limited liability company
SHAKE SHACK RHODE ISLAND LLC,
a Delaware limited liability company
SHAKE SHACK COLORADO LLC,
a Delaware limited liability company
SHAKE SHACK OHIO LLC,
a Delaware limited liability company
SHAKE SHACK PENNSYLVANIA LLC,
a Delaware limited liability company
SHAKE SHACK WASHINGTON LLC,
a Delaware limited liability company
SHAKE SHACK WISCONSIN LLC,
a Delaware limited liability company

By: /s/ Ronald Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

SHAKE SHACK ENTERPRISES, LLC,
a New York limited liability company
SHAKE SHACK ENTERPRISES INTERNATIONAL, LLC, a New York limited liability company
SSE HOLDINGS, LLC,
a Delaware limited liability company
SSE IP, LLC,
a Delaware limited liability company
SHAKE SHACK DOMESTIC LICENSING LLC,
a Delaware limited liability company
SHAKE SHACK MIDDLE EAST LLC,
a Delaware limited liability company
SHAKE SHACK RUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK TURKEY LLC,
a Delaware limited liability company
SHAKE SHACK UNITED KINGDOM LLC,
a Delaware limited liability company
SHAKE SHACK TEXAS BEVERAGE COMPANY LLC, a Texas limited liability company
SHAKE SHACK TEXAS HOLDING COMPANY LLC,
a Texas limited liability company
SHAKE SHACK TEXAS MANAGEMENT COMPANY LLC, a Texas limited liability company
SHAKE SHACK MOBILE LLC,
a Delaware limited liability company
SHAKE SHACK LOUISIANA LLC,
a Delaware limited liability company
SHAKE SHACK MASSACHUSETTS LLC,
a Delaware limited liability company
SHAKE SHACK UTAH LLC,
a Delaware limited liability company
SHAKE SHACK TRUCKS LLC,
a Delaware limited liability company
SHAKE SHACK VIRGINIA LLC,
a Delaware limited liability company
SHAKE SHACK INDIANA LLC,
a Delaware limited liability company
SHAKE SHACK KANSAS DOMESTIC LLC,
a Kansas limited liability company
SHAKE SHACK OREGON LLC,
a Delaware limited liability company

By: /s/ Ronald Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

ADMINISTRATIVE AGENT
AND LENDERS:    JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swingline Lender,
Issuing Lender and Lender

By: /s/ Matthew Landry
Name:    Matthew Landry
Title:    Authorized Officer